UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 24, 2005


                               IAC/INTERACTIVECORP
             (Exact name of registrant as specified in its charter)



    Delaware                0-20570                        59-2712887

(State or other     (Commission File Number)   (IRS Employer Identification No.)
jurisdiction of
 incorporation)

      152 West 57th Street, New York, New York               10019

     (Address of principal executive offices)              (Zip Code)




          Registrant's telephone number, including area code: (212) 314-7300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


     On March 21, 2005, IAC/InterActiveCorp, a Delaware corporation ("IAC"), AJI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of IAC ("Merger Sub") and Ask Jeeves, Inc., a Delaware corporation ("Ask Jeeves"), announced they had signed an Agreement and Plan of Merger and Reorganization, dated as of March 21, 2005 (the "Merger Agreement"), pursuant to which Merger Sub would merge with and into Ask Jeeves, with Ask Jeeves continuing as the surviving corporation (the "Merger"). As a result of the Merger, Ask Jeeves will become a wholly owned subsidiary of IAC.

     Subject to the terms and conditions of the Merger Agreement, which has been approved by the Boards of Directors of all parties, each holder of Ask Jeeves common stock will have the right to receive, for each share of Ask Jeeves common stock, 1.2668 shares of IAC common stock. Ask Jeeves stock options will be converted upon the completion of the Merger into options to acquire shares of IAC common stock, if not exercised before that time.

     Consummation  of the Merger is subject to customary  conditions,  including
(i) approval of the holders of Ask Jeeves common stock, (ii) receipt of regulatory approvals, (iii) absence of any law or order prohibiting the closing and (iv) effectiveness of a registration statement for, and Nasdaq listing of, shares of IAC common stock to be issued in the transaction. In addition, each party's obligation to consummate the Merger is subject to certain other conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) material compliance of the other party with its covenants and (iii) the delivery of customary opinions from counsel to IAC and counsel to Ask Jeeves that the Merger will qualify as a tax-free reorganization for federal income tax purposes.

     The Merger Agreement contains customary covenants of Ask Jeeves, IAC and the Merger Sub including, among others, covenants of Ask Jeeves (i) to conduct its businesses in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period. In addition, Ask Jeeves has agreed, subject to certain exceptions, to use reasonable efforts to cause a stockholder meeting to be held to consider approval of the Merger and the other transactions contemplated by the Merger Agreement and that Ask Jeeves' Board of Directors will recommend approval and adoption by its stockholders of the Merger Agreement. Ask Jeeves also has agreed not to (i) solicit proposals relating to certain alternative business combination or asset sale transactions or (ii) subject to certain exceptions, enter into discussions or an agreement concerning, or provide confidential information in connection with, any proposals for such alternative transactions.

     The Merger Agreement also contains representations and warranties made by IAC and Ask Jeeves. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules (the "Disclosure Schedules") that the parties exchanged in connection with signing the Merger Agreement. The Disclosure Schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. In addition, representations and warranties may be used as a tool to allocate risks between the parties where the parties do not have complete knowledge of all facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of IAC or Ask Jeeves, since they may be modified in important part by information disclosed in the Disclosure Schedules.

     The Merger Agreement contains certain termination rights for both IAC and Ask Jeeves and further provides that, upon termination of the Merger Agreement under specified circumstances, Ask Jeeves may be required to pay IAC a termination fee of $68.5 million. In certain other specified circumstances, Ask Jeeves or IAC may be required to pay the fees and expenses of the other party.

     The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.


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Additional Information About the Acquisition

     IAC intends to file a registration statement with the Securities and Exchange Commission ("SEC") that will include a combined proxy statement/prospectus of Ask Jeeves and IAC and other relevant documents in connection with the proposed merger. Ask Jeeves stockholders should read the proxy statement/prospectus and other relevant materials when they become available, because they will contain important information about Ask Jeeves, IAC and the proposed merger.

     In addition to the documents described above, Ask Jeeves and IAC file annual, quarterly and current reports, proxy statements and other information with the SEC. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed with the SEC by Ask Jeeves or IAC are available without charge at the SEC's website at www.sec.gov, or from the companies' websites, at www.ask.com and www.iac.com, respectively.

     Ask Jeeves, IAC and their respective officers and directors may be deemed to be participants in the solicitation of proxies from Ask Jeeves stockholders in connection with the proposed merger. A description of certain interests of the directors and executive officers of Ask Jeeves is set forth in Ask Jeeves' proxy statement for its 2004 annual meeting, which was filed with the SEC on April 16, 2004. A description of certain interests of the directors and executive officers of IAC is set forth in IAC's proxy statement for its 2004 annual meeting, which was filed with the SEC on April 29, 2004. Additional information regarding the interests of such potential participants will be included in the definitive proxy statement/ prospectus and other relevant documents to be filed with the SEC in connection with the proposed merger.


Forward-Looking Statements

     Information set forth in this report contains forward-looking statements, which involve a number of risks and uncertainties. IAC and Ask Jeeves caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving IAC and Ask Jeeves, including future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts.

     The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Ask Jeeves stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in IAC's and Ask Jeeves' filings with the SEC, which are available at the SEC's website www.sec.gov. IAC and Ask Jeeves disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    The following exhibits are filed herewith:


EXHIBIT NO.       DESCRIPTION OF EXHIBIT
--------------------------------------------------------------------------------
2.1               Agreement and Plan of Merger and Reorganization, dated as of
                  March 21, 2005, by and among IAC/InterActiveCorp, AJI
                  Acquisition Corp. and Ask Jeeves, Inc.



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                                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          IAC/INTERACTIVECORP

Dated: March 24, 2005                     By:  /s/ Gregory R. Blatt
                                             -----------------------------------

                                             Name: Gregory R. Blatt
                                             Title: Senior Vice President and
                                             General Counsel



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                                       EXHIBIT INDEX

Exhibit No.                                   Description of Exhibit
-----------         ------------------------------------------------------------
2.1                 Agreement and Plan of Merger and Reorganization, dated as of
                    March 21, 2005, by and among IAC/InterActiveCorp,
                    AJI Acquisition Corp. and Ask Jeeves, Inc.